THE HUNTINGTON FUNDS

HUNTINGTON INCOME EQUITY FUND

CLASS A SHARES

TRUST SHARES

SUPPLEMENT DATED OCTOBER 1, 2013 TO THE PROSPECTUS DATED APRIL 30, 2013

NOTICE OF REORGANIZATION OF THE INCOME EQUITY FUND

INTO THE DIVIDEND CAPTURE FUND

At a meeting of the Board of Trustees of the Huntington Income Equity Fund (the “Income Equity Fund”) held on September 26, 2013, the Trustees approved a proposal to reorganize the Income Equity Fund into the Huntington Dividend Capture Fund (the “Dividend Capture Fund”). The Income Equity Fund will liquidate by transferring substantially all of its assets to the Dividend Capture Fund (the “Reorganization”). Class A shares of the Income Equity Fund will be exchanged for Class A shares of the Dividend Capture Fund. Trust Class shares of the Income Equity Fund will be exchanged for Trust Class shares of the Dividend Capture Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the Reorganization. After the Reorganization, the Dividend Capture Fund will retain its current investment goals and strategies and current portfolio manager.

Class A Shares and Trust Shares of the Income Equity Fund are closed to all new and subsequent investments effective as of the close of business on December 9, 2013. If you participate in an Automatic Investment Plan, automatic deductions will roll over automatically to the Dividend Capture Fund from your bank account on or after December 9, 2013. If your Automatic Investment Plan is held at a financial intermediary, you should consult with the appropriate representative to confirm that your automatic investments will roll over to the Dividend Capture Fund as a result of the Reorganization.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Pending distribution of a Prospectus/Information Statement to shareholders, the Reorganization is scheduled to take place at the close of business on or about December 13, 2013.

You may obtain additional information by calling the Huntington Funds at 1-800-253-0412.

Please retain this Supplement for future reference.